                                                                  CONFORMED COPY


                      AMENDMENT NO. 1 TO CREDIT AGREEMENTS


         AMENDMENT dated as of November 6, 1998 to (i) the Amended and Restated Five-Year Credit Agreement, (ii) the Amended and Restated 364-Day Credit Agreement and (iii) the Amended and Restated Reimbursement Agreement, each dated as of January 30, 1998 (the "Credit Agreements") among KN ENERGY, INC. (the "Borrower"), the BANKS party thereto (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreements as set forth below;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreements has the meaning assigned to such term in the Credit Agreements. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in each Credit Agreement shall, after this Amendment becomes effective, refer to such Credit Agreement as amended hereby.

         SECTION 2. Amendment. Section 5.07(a) of each Credit Agreement is amended by changing the figure "87.00%" to "88.4375%".

         SECTION 3. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article 4 of each Credit Agreement will be true on and as of the Amendment Effective Date and (ii) no Default under any Credit Agreement will have occurred and be continuing on such date.

         SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date of the Credit Agreements on the date (the "Amendment Effective Date") when the Administrative Agent shall have received from each of the Borrower and the Required Banks under each Credit Agreement a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                           K N ENERGY, INC.



                                           By /s/ Rose M. Robeson
                                              ---------------------------------
                                              Title: Vice President & Treasurer

                                           MORGAN GUARANTY TRUST
                                           COMPANY OF NEW YORK



                                           By /s/ Diana H. Imhof
                                              ---------------------------------
                                              Title: Vice President


                                           BANK OF AMERICA NT & SA



                                           By /s/ David C. Rubenking
                                              ---------------------------------
                                              Title: Senior Vice President


                                           THE CHASE MANHATTAN BANK


                                           By /s/ Mary Jo. Woodford
                                              ---------------------------------
                                              Title: Vice President


                                           NATIONSBANK, N.A.



                                           By /s/ David C. Rubenking
                                              ---------------------------------
                                              Title: Senior Vice President

                                           COMMERZBANK AG LOS ANGELES
                                           BRANCH



                                           By /s/ Christian Jagenberg
                                              ---------------------------------
                                              Title: SVP & Manager



                                           By /s/ John Korthuis
                                              ---------------------------------
                                              Title: Vice President


                                           THE FIRST NATIONAL BANK OF
                                           CHICAGO



                                           By /s/ Alan C. Brown
                                              ---------------------------------
                                              Title: First Vice President


                                           SOCIETE GENERALE SOUTHWEST
                                           AGENCY



                                           By /s/ Richard A. Erbert
                                              ---------------------------------
                                              Title: Vice President

                                             BAYERISCHE HYPO-und
                                             VEREINSBANK AG,
                                                   LOS ANGELES AGENCY



                                             By /s/ Christine Taylor
                                                --------------------------------
                                                Title: Vice President & Manager



                                             By /s/ Jarunee Hanpachern
                                                --------------------------------
                                                Title: Asst. Vice President


                                             THE NORTHERN TRUST COMPANY



                                             By /s/ John E. Burda
                                                --------------------------------
                                                Title: Second Vice President


                                            THE BANK OF NOVA SCOTIA



                                            By /s/ Jon Burckin
                                               --------------------------------
                                               Title: Relationship Manager






                                             BARCLAYS BANK PLC



                                             By /s/ Salvatore Esposito
                                                --------------------------------
                                                Title: Director

                                             CANADIAN IMPERIAL BANK OF
                                             COMMERCE



                                             By /s/ Michael A.G. Corkum
                                                --------------------------------
                                                Title: Authorized Signatory


                                             CREDIT LYONNAIS NEW YORK
                                             BRANCH



                                             By /s/ Philippe Soustra
                                                --------------------------------
                                                Title: Senior Vice President


                                             FIRST UNION NATIONAL BANK



                                             By /s/ Michael J. Kolosowsky
                                                --------------------------------
                                                Title: Vice President







                                             TORONTO DOMINION (TEXAS), INC.



                                             By /s/ Alva J. Jones
                                                --------------------------------
                                                Title: Vice President

                                             UNION BANK of SWITZERLAND,
                                             HOUSTON AGENCY



                                             By
                                                --------------------------------
                                                Title:



                                             By
                                                --------------------------------
                                                Title:


                                             THE BANK OF NEW YORK



                                             By /s/ John N. Watt
                                                --------------------------------
                                                Title: Vice President


                                             CITIBANK, N.A.



                                             By /s/ J. Christopher Lyons
                                                --------------------------------
                                                Title: Attorney-in-Fact








                                             U.S. BANK NATIONAL ASSOCIATION
                                             d/b/a Colorado National Bank



                                             By /s/ Mark E. Thompson
                                                --------------------------------
                                                Title: Vice President

                                             DRESDNER BANK AG, NEW YORK
                                             AND GRAND CAYMAN BRANCHES


                                             By /s/ Robert Preminger
                                                --------------------------------
                                                Title: Assistant Treasurer


                                             By /s/ Henry J. Karsch, Jr.
                                                --------------------------------
                                                Title: Assistant Treasurer


                                             KBC BANK N.V.


                                             By /s/ Robert Snauffer
                                                --------------------------------
                                                Title: First Vice President


                                             By /s/ Marcel Claes
                                                --------------------------------
                                                Title: Deputy General Manager









                                             ROYAL BANK OF CANADA



                                             By /s/ Gil J. Benard
                                                --------------------------------
                                                Title: Senior Manager

                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE



                                             By /s/ Robert D. Wieser
                                                --------------------------------
                                                Title: Vice President



                                             By /s/ Elisabeth R. Wilds
                                                --------------------------------
                                                Title: Associate


                                             WACHOVIA BANK, N.A.



                                             By /s/ Michael S. Sims
                                                --------------------------------
                                                 Title: Vice President


                                             WELLS FARGO BANK (TEXAS),
                                             NATIONAL ASSOCIATION



                                             By /s/ Richard P. Stults
                                                --------------------------------
                                                 Title: Vice President


                                             THE BANK OF TOKYO-MITSUBISHI
                                             LTD.



                                             By /s/ Ichiro Otani
                                                --------------------------------
                                                Title: Deputy General Manager

                                             THE LONG-TERM CREDIT BANK
                                             OF JAPAN LIMITED



                                             By /s/ Sadao Muraoka
                                                --------------------------------
                                                Title: Head of Southwest Region


                                             NORWEST BANK COLORADO, N.A.



                                             By /s/ Thomas M. Foncannon
                                                --------------------------------
                                                Title: Senior Vice President

                                         MORGAN GUARANTY TRUST COMPANY
                                            OF NEW YORK, as Administrative Agent



                                         By /s/ Diana H. Imhof
                                            -----------------------------------
                                            Title: Vice President